                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.20549

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event report) October 21, 1996

                            Security Banc Corporation
-------------------------------------------------------------------------------
            (Exact name of registration as specified in its charter)

         Ohio                             0-13655                31-1133284
-------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
Incorporation)                                               Identification No.

                  40 S. Limestone Street, Springfield, OH 45502
-------------------------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:   (937) 324-6800

                                       N/A
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Date of report: October 21, 1996

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS - PAGE 1 OF 5



                            SECURITY BANC CORPORATION

          NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

On October 31, 1996, Security Banc Corporation consummated its merger with Third Financial. The merger was recorded effective October 31, for accounting purposes. The pro forma financial statements reflect the purchase accounting adjustments made to record the transaction and the adjustments to the pro forma income statement as if the merger was effective January 1, 1996.

The adjustments in the pro forma condensed financial statements assume the following:

(a) Estimated purchase accounting adjustments and the payment of the cost of acquisition as follows:

                  Cost of acquisition                          $40,272,541
                  Net assets acquired                           28,014,658
                                                               -----------
                           TOTAL    ......................     $12,257,883

         Fair value adjustments to record increases (decreases) to asset book values and decreases (increases) to liability book values:

                  Goodwill                                     $ 9,410,883
                  Core deposit intangible............            4,060,000
                  Mortgage servicing                               320,000
                  Deferred tax liability                        (1,533,000)
                                                               -----------
                           TOTAL    ....................       $12,257,883

         The amortization period for the above listed intangibles are as follows:

                  Goodwill                                     25 years
                  Core deposit intangible                      14 years
                  Mortgage servicing                            7 years

(b) Effect of $40 million investment reduction at 6% interest rate as if merger had been in effect January 1, 1996.

(c) Affect of amortization of intangibles as if merger had been in effect January 1, 1996.

(d)      Tax effect of (b) and (c).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS-Page 2 of 5

SECURITY BANC CORPORATION AND THIRD

Pro Forma Combined Statement of Condition as of October 31, 1996 (unaudited)

                                                                                                                        PRO FORMA
                                                                                             PRO FORMA ADJUSTMENTS       SECURITY
ASSETS                                                       SECURITY            THIRD        Debit        Credit        & THIRD
                                                             --------            -----        -----        ------        -------
    Cash and Due From Banks................................ 26,724,602.26    3,127,551.00                             29,852,153.26
    Interest Bearing Deposits with Other Banks.............  1,000,000.00                                              1,000,000.00
    Federal Funds Sold..................................... 38,285,810.00   11,549,890.00           40,272,541.00(a)   9,563,159.00
    Investment Securities:
      U.S. Treasury Securities.............................136,722,327.68                                            136,722,327.68
      Securities of Other U.S. Government
        Agencies and Corporations.......................... 14,047,987.94   11,186,075.00                             25,234,062.94
      Obligations of State and Political Subdivisions...... 27,520,080.86                                             27,520,080.86
      Other Securities.....................................  1,569,400.00    1,080,000.00                              2,649,400.00
      Net unrealized (loss)gain on investment securities
        classified as available-for-sale...................   (249,238.97)                                              (249,238.97)
                                                           ------------------------------                            --------------
    TOTAL SECURITIES.......................................179,610,557.51   12,266,075.00                            191,876,632.51
    LOANS:
      Commercial and Agriculture...........................182,104,968.32                                            182,104,968.32
      Real Estate and Mortgage.............................131,425,513.65  128,765,168.00                            260,190,681.65
      Consumer............................................. 93,949,626.43                                             93,949,626.43
                                                           ------------------------------                            --------------
    TOTAL LOANS............................................407,480,108.40  128,765,168.00                            536,245,276.40
    Less: Allowance for Possible Loan Losses...............  5,604,506.01                                              5,604,506.01
    NET LOANS..............................................401,875,602.39  128,765,168.00                            530,640,770.39
    Investment in bank                                               0.00                                                      0.00
    Third savings premium                                            0.00                  12,257,883.00(a)           12,257,883.00
    Premises and Equipment.................................  6,844,117.53    1,560,631.00                              8,404,748.53
    Other Assets........................................... 17,108,226.48    4,359,712.00                             21,467,938.48
                                                           ---------------------------------------------             --------------
    TOTAL ASSETS...........................................671,448,916.17  161,629,027.00  12,257,883.00             805,063,285.17

LIABILITIES
    DEPOSITS
      Non Interest Bearing Deposits........................100,922,241.80  115,908,459.00                            216,830,700.80
      Interest Bearing Demand Deposits.....................100,997,455.43                                            100,997,455.43
      Savings Deposits.....................................125,911,007.59                                            125,911,007.59
      Other Time Deposits..................................210,990,789.65                                            210,990,789.65
                                                           ------------------------------                            --------------
    TOTAL DEPOSITS.........................................538,821,494.47  115,908,459.00                            654,729,953.47
    Federal Funds Purchased and Securities
      Sold Under Agreement to Repurchase................... 30,832,597.00   16,112,762.00                             46,945,359.00
    Other Liabilities......................................  3,827,923.32    1,452,549.00                              5,280,472.32
                                                           ------------------------------                            --------------
    TOTAL LIABILITIES......................................573,482,014.79  133,473,770.00                            706,955,784.79

SHAREHOLDERS' EQUITY
    Common Stock ($3.125 Par Value)                         19,649,050.00       12,350.00      12,350.00(a)           19,649,050.00
      authorized 11,000,000 shares
      issued 6,287,696 shares,1996
      issued 0,000,000 shares,1995
    Surplus................................................ 20,189,449.00   10,035,664.00  10,035,664.00(a)           20,189,449.00
    Retained Earnings...................................... 50,511,228.41   17,794,528.00  17,794,528.00(a)           50,511,228.41
    Current earnings                                        10,972,776.13      172,116.00     172,116.00(a)           10,972,776.13
    Net unrealized (loss)gain on investment securities                                                                         0.00
         classified as available-for-sale(net of income tax)  (162,402.16)     140,599.00                                (21,803.16)
       Less: Treasury Stock................................  3,193,200.00                                              3,193,200.00
         240,600 shares

                                                           ---------------------------------------------             --------------
       TOTAL SHAREHOLDERS'EQUITY........................... 97,966,901.38   28,155,257.00  28,014,658.00              98,107,500.38
       TOTAL LIABILITIES AND SHAREHOLDERS'EQUITY...........671,448,916.17  161,629,027.00                            805,063,285.17

  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS - Page 3 of 5

  SECURITY BANC CORPORATION AND THIRD

  Pro Forma Combined Statement of Income as of October 31, 1996 (unaudited)

                                                                                                  PRO FORMA ADJUSTMENTS
  STATEMENT OF EARNINGS                                          SECURITY          THIRD                10 MONTHS
  ---------------------                                          --------          -----                ---------
       Total Interest Income                                   41,595,309.47    10,233,245.00        (2,000,000.00)(b)
       Total Interest Expense                                  15,283,630.93     4,617,296.00
                                                              ----------------------------------------------------
       Net Interest Income.................................... 26,311,678.54     5,615,949.00        (2,000,000.00)
       Provision for Loan Losses..............................  1,241,667.00        45,000.00
                                                              ----------------------------------------------------
         Net Interest Income after Provision for Loan Losses.. 25,070,011.54     5,570,949.00        (2,000,000.00)
       OTHER OPERATING INCOME
         Trust Income.........................................  1,130,000.00             0.00
         Service Charges on Deposit Accounts..................  2,189,078.53       213,901.00
         Securities (Losses)Gains.............................    373,067.40       282,432.00
         Other Income.........................................  1,109,752.38         5,944.00
                                                              -------------------------------
           Total Other Operating Income.......................  4,801,898.31       502,277.00
       OPERATING EXPENSES
         Salaries and Employee Benefits.......................  7,360,867.23     1,921,232.00
         Equipment and Occupancy Expense......................  1,901,108.06       336,776.00
         Other Operating Expense..............................  5,427,053.78     1,142,014.00           592,000.00(c)
                                                              ----------------------------------------------------
           Total Operating Expense............................ 14,689,029.07     3,400,022.00           592,000.00

         Income Before Taxes.................................. 15,182,880.78     2,673,204.00
         Provision for Income Taxes...........................  4,210,106.55       944,000.00          (797,000.00)(d)
        Undistributed earnings                                          0.00
                                                              ----------------------------------------------------
       NET INCOME............................................. 10,972,774.23     1,729,204.00        (1,795,000.00)

     * Earnings Per Common Share..............................
       Earnings Per Common Share is calculated using weighted average shares outstanding of 0,000,000 for 1996.


                                                                  PRO FORMA
                                                                  SECURITY
  STATEMENT OF EARNINGS                                           & THIRD
  ---------------------                                           -------
       Total Interest Income                                   49,828,554.47
       Total Interest Expense                                  19,900,926.93
                                                               -------------
       Net Interest Income.................................... 29,927,627.54
       Provision for Loan Losses..............................  1,286,667.00
                                                               -------------
         Net Interest Income after Provision for Loan Losses.. 28,640,960.54
       OTHER OPERATING INCOME
         Trust Income.........................................  1,130,000.00
         Service Charges on Deposit Accounts..................  2,402,979.53
         Securities (Losses)Gains.............................    655,499.40
         Other Income.........................................  1,115,696.38
                                                              --------------
           Total Other Operating Income.......................  5,304,175.31
       OPERATING EXPENSES
         Salaries and Employee Benefits.......................  9,282,099.23
         Equipment and Occupancy Expense......................  2,237,884.06
         Other Operating Expense..............................  7,161,067.78
                                                               -------------
           Total Operating Expense............................ 18,681,051.07

         Income Before Taxes.................................. 15,264,084.78
         Provision for Income Taxes...........................  4,357,106.55
        Undistributed earnings                                          0.00
                                                               -------------
       NET INCOME............................................. 10,906,978.23

  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS-Page 4 of 5

                           THIRD FINANCIAL CORPORATION
                 Consolidated Statement of Condition (unaudited)
                              as of September, 1996

       ASSETS
       ------
  Cash.........................................................               13,780,169
  Mortgage-backed securities...................................                3,465,106
  FHLB stock...................................................                1,080,000
  Assets held for sale:
     Loans-Held for sale.......................................                1,032,552
     Investments-Held for sale.................................                7,636,742
     Equities-Held for sale....................................                  191,936
                                                                             -----------
  Total assets held for sale                                                   8,861,230
  Loans:
     Mortgages, net............................................               91,699,392
     Consumers.................................................               10,958,783
     Commercials...............................................               25,305,887
  Total loans..................................................              127,964,062
  Office properties and equipment..............................                1,563,877
  Accrued interest receivable..................................                1,062,733
  Other assets.................................................                2,784,932
                                                                             -----------
  Total assets.................................................              160,562,109
                                                                             ===========
----------------------------------------------------------------------------------------
       LIABILITIES
       -----------
  Deposits:
     NOW accounts..............................................               18,658,094
     Savings...................................................               28,468,241
     Certificates of deposit...................................               63,360,063
  Total deposits...............................................              110,486,398

  FHLB advances................................................               19,131,924
  Accrued expense and other liabilities........................                3,639,408
                                                                             -----------
  Total liabilities............................................              133,257,730

       SHAREHOLDERS EQUITY
       -------------------
  Common Stock-par value.......................................                   12,350
  Additional paid-in capital...................................               12,342,569
  Retained earnings............................................               16,749,853
  Mrk to Mkt FASB 115..........................................                  140,599
  Treasury stock...............................................               (1,791,986)
  ESOP.........................................................                 (259,350)
  MRRP.........................................................                 (205,107)
  Net income...................................................                  315,451
                                                                             -----------
  Total shareholders equity....................................               27,304,379
                                                                             -----------
  Total liability and share equity.............................              160,562,109
                                                                             ===========

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS-Page 5 of 5

                          THIRD FINANCIAL CORPORATION
                       Statement of Earnings (unaudited)
                        12 Months Ending September, 1996

Interest Income:
Total interest income........................................               12,253,540

Interest expense:
Total interest expense.......................................                5,531,982

Net interest income                                                          6,721,558
    Provision for loan losses................................                1,545,000
                                                                             ---------
Net interest income after provision..........................                5,176,558

Non-interest income:
   Service charges and fee income............................                  265,994
   Gain on sale of securities, net...........................                  299,542
   Gain (loss) on sale of loans, net.........................                   46,168
   Other non-interest income.................................                    7,062
                                                                             ---------
Total non-interest income....................................                  618,766

Non-interest expense:
   Directors fees............................................                   80,027
   Compensation..............................................                1,403,290
   ESOP/MRRP.................................................                  542,545
   Benefit expense...........................................                  362,194
   Occupancy.................................................                  461,018
   Data Processing...........................................                  278,121
   FDIC insurance............................................                1,010,254
   Franchise and other taxes.................................                  226,173
   Advertising...............................................                   56,301
   Contributions.............................................                   23,575
   Other non-interest expense................................                  820,375
                                                                             ---------
Total non-interest expense:..................................                5,263,873
Net operating income.........................................                  531,451
Federal income tax...........................................                  216,000
                                                                             ---------
Net income after tax.........................................                  315,451
                                                                             =========

                            SECURITY BANC CORPORATION

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SECURITY BANC CORPORATION

By /s/ J. William Stapleton
  ---------------------------------
       J. William Stapleton
       Executive Vice President/CFO

December 30, 1996